UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment #1

CURRENT REPORT

[X]	PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 30, 2000

0-24339
(Commission File Number)

INKTOMI CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	94-3238130 (I.R.S. Employer Identification No.)

4100 East Third Avenue Foster City, California (Address of principal executive offices)	94404 (Zip Code)

(650) 653-2800
(Registrant’s telephone number, including area code)

             The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on November 8, 2000, as set forth below:

Item 7.   Financial Statements, Supplementary Financial Statements and Exhibits

             On November 8, 2000, Inktomi Corporation (“Inktomi”) filed a Form 8-K to report the acquisition of FastForward Networks, Inc. (“ FastForward”). Pursuant to Item 7 of Form 8-K, Inktomi indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is filed to provide the required financial statements.

(a)   Financial Statements of Businesses Acquired

             The required financial statements are included herein as Exhibit 99.2.

(b)   Supplementary Consolidated Financial Statements

             The requirement to include supplementary financial statements is met through the inclusion of the supplementary condensed consolidated financial statements in Exhibit 99.3.

(c)   Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Reorganization, dated as of September 12, 2000, by and among Inktomi Corporation, FastForward Networks, Inc., River Kwai Acquisition Corporation and with respect to Section 9.3 and certain provisions of Article VII of the Merger Agreement Abhay Parekh, as Securityholder Agent and U.S. Bank Trust, National Association, as Escrow Agent (as defined in Article VII of the Merger Agreement) (previously filed)

23.1	Consent of Independent Accountants

23.2	Consent of Ernst & Young LLP, Independent Auditors

99.1	Press release of Inktomi Corporation, dated September 13, 2000 (previously filed)

99.2	Financial Statements - FastForward Networks, Inc.

99.3	Inktomi Corporation Supplementary Consolidated Financial Statements

*	Treatment has been requested for certain portions omitted from this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Confidential portions of this Exhibit have been separately filed with the Securities and Exchange Commission.

SIGNATURES

             Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 8, 2001.

INKTOMI CORPORATION
/s/ Jerry M. Kennelly

Jerry M. Kennelly Vice President of Finance and and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1*	Agreement and Plan of Reorganization, dated as of September 12, 2000, by and among Inktomi Corporation, FastForward Networks, Inc., River Kwai Acquisition Corporation and with respect to Section 9.3 and certain provisions of Article VII of the Merger Agreement Abhay Parekh, as Securityholder Agent and U.S. Bank Trust, National Association, as Escrow Agent (as defined in Article VII of the Merger Agreement) (previously filed)

23.1	Consent of Independent Accountants

23.2	Consent of Ernst & Young LLP, Independent Auditors

99.1	Press release of Inktomi Corporation, dated September 13, 2000 (previously filed)

99.2	Financial Statements - FastForward Networks, Inc.

99.3	Inktomi Corporation Supplementary Consolidated Financial Statements

*	Treatment has been requested for certain portions omitted from this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Confidential portions of this Exhibit have been separately filed with the Securities and Exchange Commission.